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                                                                   EXHIBIT 10.5


                                      1997
                    ZILOG EMPLOYEE PERFORMANCE INCENTIVE PLAN
                                 EXECUTIVE BONUS
                              ADMINISTRATIVE GUIDE


1.0     Purpose of the Plan

        The purpose of the Zilog Employee Performance Incentive Plan Executive Bonus (hereinafter the "Plan") is to provide eligible employees of Zilog (hereinafter the "Company") with an increased incentive to meet and exceed the Company Profit before interest and taxes and revenue goals. This Plan is a supplement to the Zilog Employee Performance Incentive Plan (EPIP).

2.0     Objective of the Administrative Guide

        The objective of this guide is to detail the specific provisions of the Plan. This guide will serve as the source document to be used in interpretation, administration and implementation of the Plan.

        Unless otherwise noted, all terms and conditions of the 1997 Zilog Employee Performance Incentive plan apply equally to the Executive Bonus Plan.

3.0     Eligibility and Participation

3.1 All employees in Classification Level (CL) 29 and above who are not included in the Field Sales Incentive Plan are eligible to participate in this Plan. Certain employees in CL 27 may be eligible upon approval of the Compensation Committee.

4.0     Base Period and Term of the Plan

        The base period and term of this Plan is the 1997 fiscal year of the Company; Payouts under the Plan shall occur in 1999 and 2000, as provided under the terms of this plan.

5.0     Provisions of the Incentive Plan

5.1 The recommendations of the Zilog Compensation Committee as to the amount of the Executive Bonus award to each eligible employee and the total costs of the Plan are submitted for review and approval by the Board of Directors in the first quarter following the end of the Plan year.

5.2 The amount of the 1997 Executive Bonus award to each eligible employee under the Plan is a percentage of his/her 1997 Employee Performance Incentive Plan Award, as follows: CL 27-30: 100%, CL 31 and above: 80%.


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5.3     The Executive Bonus award will be payable in two halves during the first quarters of 1999 and 2000, and may be modified per paragraph 5.4 hereafter.

5.4 The award may be enhanced by "dividends" proposed by the Compensation Committee and reviewed and approved by the Board. If so approved, any such "dividend" for 1998 (which would enhance both the 1999 and the 2000 payouts) will be based upon, but will not be greater than, the Company operating Return for fiscal year 1998; the "dividend" for 1999 (which would enhance the 2000 payout) will be based upon, but will not be greater than, the Company Operating Return for the fiscal year 1999.

5.5 Pro rata payments of Executive Bonus awards shall be made according to the administrative guidelines established in Section 9 of the 1997 EPIP Administrative Guide. Employees who become ineligible to participate in the Plan for reasons specified in paragraph 9.1 of the 1997 EPIP Administrative Guide still receive the Executive Bonus payments provided that they meet the requirements of Section 8.0 of the 1997 EPIP Administrative Guide.

6.0     Total Award Limitation

        Notwithstanding any other provision of the Plan, the total of the Executive Bonus Awards for 1997 may not exceed 100% of the 1997 EPIP Awards for the Executive Bonus Plan participants in CL 27 through CL 30 plus 80% of the 1997 EPIP Awards for participants in CL 31 and above.

7.0     Amendment and Termination of the Plan

7.1 This Plan applies to fiscal year 1997 only (with payouts in 1999 and 2000).

7.2 The Plan may be continued, discontinued or amended by the Board of Directors of the Company at any time for the remainder of 1997 after written notice of termination is circulated or for fiscal years 1998 and beyond. Amendments of this Incentive Plan after 1997 will not affect payout of Awards granted under the 1997 Plan.


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                                   ZILOG, INC.

                                      1997
                              EMPLOYEE PERFORMANCE
                                 INCENTIVE PLAN
                                 EXECUTIVE BONUS


APPROVED:


          12-18-96                      /s/ EDGAR A. SACK
------------------------------          ------------------------------------
Date                                    Edgar A. Sack
                                        Director
                                        Zilog, Inc.




          12-18-96                      /s/ WILLIAM A. JANEWAY
------------------------------          ------------------------------------
Date                                    William A. Janeway
                                        Director
                                        Zilog, Inc.




          12-18-96                      /s/ HENRY KRESSEL
------------------------------          ------------------------------------
Date                                    Henry Kressel
                                        Director
                                        Zilog, Inc.




          12-18-96                      /s/ THOMAS J. CONNORS
------------------------------          ------------------------------------
Date                                    Thomas J. Connors
                                        Director
                                        Zilog, Inc.




          12-18-96                      /s/ ROBERT M. WHITE
------------------------------          ------------------------------------
Date                                    Robert M. White
                                        Director
                                        Zilog, Inc.




          12-18-96
------------------------------          ------------------------------------
Date                                    Larry W. Wangberg
                                        Director
                                        Zilog, Inc.


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